UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report: March 29, 2006

(Date of earliest event reported)

LOUD TECHNOLOGIES INC.

(Exact name of registrant as specified in its charter)

Washington	0-26524	91-1432133
(State of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

16220 Wood-Red Road, N.E. Woodinville, Washington 98072
(Address of principal executive offices, including zip code)

(425) 487-4333
(Registrant’s telephone number, including area code)

(Former name or former address, if
changed since last report)

Item 2.02     Results of Operations and Financial Condition.

On March 17, 2006, LOUD Technologies Inc. issued a press release announcing its anticipated financial performance for the twelve months ended and for the three months ended December 31, 2005. A copy of the press released is furnished as Exhibit 99.1 to this report.

The information in this Current Report on Form 8-K, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing or other document pursuant to the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such filing or document.

Item 9.01     Financial Statements and Exhibits

(d)                                  Exhibits

Exhibit No.	Exhibit Description

99.1	Press release, dated March 17, 2006, issued by LOUD Technologies Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 29, 2006
LOUD Technologies Inc.

By:	/s/ James T. Engen
James T. Engen
Chief Executive Officer and President